Exhibit 99.2

April 29, 2009 First Quarter Results Rockwood Specialties/NYA102428p1.ppt 4/28/2009 7:48 PM (1)

2 Forward Looking Statements This conference call may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. "Forward-looking statements" consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the "Risk Factors" described in Rockwood’s 2008 Form 10-K with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

3 Where to Find Materials/Archives A replay of the conference call will be available through May 13, 2009 at (800) 475-6701 in the U.S., access code: 994682, and internationally at (320) 365-3844, access code: 994682. The webcast and the materials will also be archived on our website at www.rocksp.com and are accessible by clicking on “Company News.”

4 Agenda First Quarter Highlights Financial Summary Summary Appendices Note: All ’09 and ’08 data, other than as noted, for continuing operations only.

5 First Quarter Highlights

First Quarter Highlights Net sales of $660.0mm - Down 21.8% versus prior year; constant currency basis down 13.3% - Sales decline across all business units, especially those with exposure to automotive and construction end-markets - Positives: Advanced Ceramics medical products +9%; Surface Treatment aerospace business +13%; TiO2 Pigments Pharma/Food/Cosmetics products +12% and packaging inks products +3% Adjusted EBITDA* of $109.2mm - Down 35.5% versus prior year - Constant currency basis Adjusted EBITDA declined 29.1% Adjusted EBITDA* margin of 16.5% - Significant cost cutting measures and pricing gains enabled Adjusted EBITDA margin of 16.5% despite 22% decline in net sales Adjusted EPS* of $(0.02) - Reported net income and EPS impacted by restructuring charge, MTM of interest rate swaps, and FX losses on non-operating transactions Free cash flow of $18.9mm - Tight management of capex and working capital, low cash taxes and reduced cash interest due to debt repayment produced strong free cash flow Net debt to LTM Adjusted - Covenant at 4.25x EBITDA* ratio of 3.75x - Cash on hand at 3/31/09 of $327mm - assuming all cash - Paid down debt of about $150mm in the first quarter * Non-GAAP measure; see reconciliation in the appendix

7 First Quarter Summary First Quarter % Change ($M) , except EPS Yr 2009 Yr 2008 Total Constant Currency (b) Continuing Operations: Net Sales 660.0 843.8 (21.8%) (13.3%) Adjusted EBITDA (a) 109.2 169.2 (35.5%) (29.1%) Adj. EBITDA Margin 16.5% 20.1% (3.6) ppt Net (Loss) Income - as reported (3.8) 28.7 (113.2%) EPS (Diluted) - as reported (c) (0.05) 0.37 (113.7%) Net (Loss) Income - as adjusted (d) (1.8) 45.4 (104.0%) EPS (Diluted) - as adjusted (d) (0.02) 0.59 (104.1%) (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. (c) (d) A reconciliation of Net Income / EPS as reported to Net Income / EPS as adjusted is provided. See Appendices. For the first quarter, Yr 2009 based on share count of 74,064; Yr 2008 based on share count of 76,609.

8 Net Sales Growth First Quarter ($M) Net Sales % Change Yr 2009 Qtr 1 660.0 Yr 2008 Qtr 1 843.8 Change (183.8) (21.8%) Due to (Approx.): Pricing 41.8 5.0% Currency (71.7) (8.5%) Volume/Mix 1 (153.9) (18.2%) 1 Volume includes bolt-on-acquisitions and the venture with Kemira

9 Cash and Debt Strong cash position of $327mm at 3/31/09 Free cash flow generation of $18.9mm in Q1’09 versus $(27.4)mm in Q1’08, reversing seasonal pattern Debt reduction: Purchased $15.5mm of 7 5/8 notes at discount, prepaid $102.3mm in term debt amortizations plus $32.4mm in required amortizations Rockwood will use its cash as needed to remain in compliance with debt covenants March 31, 2009 ($M) as reported Covenant as reported Covenant LTM Adjusted EBITDA $638.9 $702.6 $578.8 $626.9 Cash (468.7) (100.0) (327.1) (100.0) Total Debt $2,811.2 $2,890.0 $2,586.0 $2,678.7 Net Debt $2,342.5 $2,790.0 $2,258.9 $2,578.7 Covenant - as calculated 3.67 x 3.97 x 3.90 x 4.11 x - with full cash 3.45 x 3.75 x December 31, 2008

10 Results By Segment @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Q1 2009 Q1 2008 Total Constant Currency (b) Q1 2009 % Sales Q1 2008 % Sales Total Constant Currency (b) Specialty Chemicals 225.3 311.7 (27.7%) (18.7%) 50.3 22.3% 80.5 25.8% (37.5%) (32.7%) Performance Additives 155.3 211.3 (26.5%) (19.5%) 20.6 13.3% 33.7 15.9% (38.9%) (33.8%) Titanium Dioxide Pigments 139.0 115.9 19.9% 29.3% 21.5 15.5% 22.2 19.2% (3.2%) 7.2% Advanced Ceramics 87.9 133.2 (34.0%) (25.5%) 17.8 20.3% 38.5 28.9% (53.8%) (47.0%) Specialty Compounds 51.1 69.0 (25.9%) (16.8%) 7.8 15.3% 8.7 12.6% (10.3%) (2.3%) Corporate and Other 1.4 2.7 (48.1%) (40.7%) (8.8) (14.4) 38.9% 36.1% Total Rockwood - continuing operations $660.0 $843.8 (21.8%) (13.3%) $109.2 16.5% $169.2 20.1% (35.5%) (29.1%) Disc. Operations - Pool & Spa Chemicals - 10.2 (100.0%) (100.0%) - (0.8) (7.8%) (100.0%) (100.0%) Total Rockwood $660.0 $854.0 (22.7%) (14.3%) $109.2 16.5% $168.4 19.7% (35.2%) (28.7%) (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices.

11 Specialty Chemicals Fine Chemicals: Lower volumes in most products, particularly in lithium (driven down by consumer electronics) and metal sulfide applications, were partially offset by higher selling prices of lithium products. Surface Treatment: Lower volumes, particularly in general industrial and automotive applications, were partially offset by - higher selling prices, the impact from a bolt-on-acquisition, and cost control measures. High phosphoric acid costs had a negative impact on the results of Surface Treatment. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2009 Yr 2008 Total Constant Currency (b) Yr 2009 Yr 2008 Total Constant Currency (b) First Quarter 225.3 311.7 (27.7%) (18.7%) 50.3 80.5 (37.5%) (32.7%) Adj. EBITDA Margin 22.3% 25.8% (3.5) ppt (a) (b)

12 Performance Additives Results were negatively impacted primarily by lower volumes of construction-related products in Color Pigments and Timber Treatment as well as decreased demand in Clay-based Additives. Higher raw material costs in Color Pigments and Timber Treatment also had a negative impact on Adjusted EBITDA, partially offset by increased selling prices, cost control measures, and the impact of a bolt-on acquisition in Color Pigments. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2009 Yr 2008 Total Constant Currency (b) Yr 2009 Yr 2008 Total Constant Currency (b) First Quarter 155.3 211.3 (26.5%) (19.5%) 20.6 33.7 (38.9%) (33.8%) Adj. EBITDA Margin 13.3% 15.9% (2.6) ppt - - - (a) (b)

13 Titanium Dioxide Pigments Net sales and Adjusted EBITDA declined excluding the impact of the venture that was completed in September 2008. Lower volumes for titanium dioxide, primarily commodity grade, and functional additives, as well as higher energy and raw material costs, had a negative effect on results. Adjusted EBITDA in the first quarter of 2009 was positively impacted by cost control measures resulting in an improved Adjusted EBITDA margin versus the prior quarter. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2009 Yr 2008 Total Constant Currency (b) Yr 2009 Yr 2008 Total Constant Currency (b) First Quarter 139.0 115.9 19.9% 29.3% 21.5 22.2 (3.2%) 7.2% Adj. EBITDA Margin 15.5% 19.2% (3.7) ppt (a) (b)

14 Advanced Ceramics Significant impact from lower sales to automotive and general industry applications in Germany. Medical applications continued to grow versus prior year (+9%). Considerable effort to control cost has enabled the business to produce an Adjusted EBITDA margin of 20.3% despite the 34% drop in net sales. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2009 Yr 2008 Total Constant Currency (b) Yr 2009 Yr 2008 Total Constant Currency (b) First Quarter 87.9 133.2 (34.0%) (25.5%) 17.8 38.5 (53.8%) (47.0%) Adj. EBITDA Margin 20.3% 28.9% (8.6) ppt (a) (b)

15 Specialty Compounds Results were down primarily from lower volumes in most applications, particularly in wire and cable applications. Lower raw material costs had a positive impact on Adjusted EBITDA. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2009 Yr 2008 Total Constant Currency (b) Yr 2009 Yr 2008 Total Constant Currency (b) First Quarter 51.1 69.0 (25.9%) (16.8%) 7.8 8.7 (10.3%) (2.3%) Adj. EBITDA Margin 15.3% 12.6% 2.7 ppt (a) (b)

16 Cost Reduction and Restructuring Plan - Update Key Drivers of the Plan Plant Closures SG&A Reduction (except R&D) Overall productivity improvement plans Salary freeze across the board Salary reductions in certain business units Reduced working hours Programs to reduce Working Capital and Capital Expenditures Weekly Reviews with all businesses to track programs

Progress of Cost Reduction and Restructuring Programs Cost Savings ($M) 2007 2008 2009 Total * Estimate as of last earnings $23.2 $61.8 $125.2 $150.1 announcement 2/18/09 (cumulative) Current Estimate (cumulative) $23.2 $61.8 $196.9 $217.2 - (year-over-year incremental) $38.6 $135.1 $20.3 Headcount Reduction Sept. ’08 March ‘09 Total headcount ** 10,758 9,968 - Change 790 * Total when all identified programs are fully implemented ** Sept. 2008 proforma for acquisition of ETEC

18 Financial Summary

Income Statement - Reported ($M) First Quarter Yr 2009 Yr 2008 Net sales 660.0 843.8 Gross profit 182.1 272.5 Gross Profit % 27.6% 32.3% Operating income 29.1 105.0 Operating income % 4.4% 12.4% Interest expense 1 (49.7) (73.7) Interest income 0.4 2.2 Foreign exchange (loss) gain 2 (5.6) 15.1 Gain on early extinguishment of debt 2.2 - Other 0.1 0.4 (Loss) income from continuing operations before taxes $(23.5) $49.0 Income tax (benefit) provision (16.7) 19.7 Net (loss) income from continuing operations $(6.8) $29.3 Income (loss) from discontinued operations, net of tax 2.3 (1.0) Net (loss) income $(4.5) $28.3 Net loss (income) attributable to noncontrolling interest 3.0 (0.6) Net (loss) income attributable to Rockwood Holdings, Inc. $(1.5) $27.7 Amounts attributable to Rockwood Holdings, Inc.: Net (loss) earnings from continuing operations (3.8) 28.7 Net earnings (loss) from discontinued operations 2.3 (1.0) Net (loss) income $(1.5) $27.7 1 Interest expense includes: Interest expense on debt (37.7) (40.6) Mark-to market losses on interest rate swaps (9.6) (30.8) Deferred financing costs (2.4) (2.3) Total $(49.7) $(73.7) 2 Impact related to non-operating euro-denominated transactions

Reconciliation of Net Income to Adjusted EBITDA ($M) 2009 2008 Net (loss) income attributable to Rockwood Holdings, Inc. (1.5) 27.7 Net (loss) income attributable to noncontrolling interest (3.0) 0.6 Net (loss) income (4.5) 28.3 Income tax (benefit) provision (16.7) 19.7 (Income) loss from discontinued operations, net of tax (2.3) 1.0 (Loss) income from continuing operations before taxes (23.5) 49.0 Interest expense, net 49.3 71.5 Depreciation and amortization 68.1 61.5 Sub-Total 93.9 182.0 Gain on early extinguishment of debt (2.2) - Foreign exchange loss (gain), net 5.6 (15.1) Systems/organization establishment expenses 2.1 1.2 Inventory write-up charges - 0.4 Restructuring and other severance costs 7.8 0.8 Loss on sale of assets and other 0.1 0.1 Other 1.9 (0.2) Adjusted EBITDA from continuing operations $109.2 $169.2 Discontinued Operations - Pool & Spa Chemicals - (0.8) Total Adjusted EBITDA $109.2 $168.4 First Quarter

Reconciliation of Net Income/EPS as Reported to Net Income/EPS as Adjusted Net Income ($M) Diluted EPS As reported $(3.8) $(0.05) Adjustments to expenses from continuing operations: Mark-to-market swap loss 7.5 0.10 Restructuring and other severance costs 6.1 0.08 Systems/organization establishment expenses 1.4 0.02 Inventory write-up charges - - Other 1.5 0.02 Subtotal 16.5 0.22 Adjustments to income from continuing operations: Tax allocation from other comprehensive income (8.2) (0.11) Foreign exchange gains on financing activities (3.8) (0.05) Gain on early extinguishment of debt (2.5) (0.03) Subtotal (14.5) (0.19) Total adjustments 2.0 0.03 As adjusted $(1.8) $(0.02) Weighted average number of diluted shares outstanding 74,064 First Quarter 2009

Tax Provision Reconciliation ($M) (Loss) income from cont. ops. before taxes and noncontrolling interest Income tax (benefit) provision (-) Net loss attributable to noncontrolling interest (+) Loss from continuing operations As reported $(23.5) $(16.7) $3.0 $(3.8) Mark-to-market swap loss 1 9.6 0.9 (1.2) 7.5 FX losses (gains) on financing activities 2 5.6 9.4 (3.8) Tax allocation from other comprehensive income 8.2 (8.2) Restructuring and other severance costs 7.8 1.7 6.1 Systems organization/establishment expenses 2.2 0.5 (0.3) 1.4 Gain on early extinguishment of debt (2.2) 0.3 (2.5) Other 1.9 0.4 1.5 As adjusted $1.4 $4.7 $1.5 $(1.8) 1 MTM gain / loss in the US is not tax effected because of valuation allowances. 2 Tax provision on FX gains / losses is impacted by a permanent difference in a UK subsidiary. First Quarter 2009

23 Consolidated Net Debt March 31, 2009 ($M) as reported Covenant as reported Covenant Balance Sheet FX-Rate 1.40 1.47 1.33 1.42 LTM Adj EBITDA - as reported $638.9 $638.9 $578.8 $578.8 Acquisition related and other adjustments 1) 63.7 48.1 LTM Adj EBITDA - for covenant purposes $638.9 $702.6 $578.8 $626.9 Net Debt 2) Revolver - - - - Rockwood Term Loans 1,646.2 1,674.9 1,486.8 1,516.5 Sachtleben JV Term Loan 349.3 367.8 331.3 355.6 Assumed Debt 107.2 111.9 101.9 106.2 Sr. Sub.Notes 2014 708.5 735.4 666.1 700.4 Total Debt $2,811.2 $2,890.0 $2,586.0 $2,678.7 Cash (468.7) (100.0) (327.1) (100.0) Net Debt $2,342.5 $2,790.0 $2,258.9 $2,578.7 Covenant - as calculated 3.67 x 3.97 x 3.90 x 4.11 x - with full cash 3.45 x 3.75 x December 31, 2008 2) Covenant ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc specifies maximum level of cash at $100 million and converts Euro denominated debt at average Euro-rate during LTM period. 1) Including proforma Adjusted EBITDA as well as anticipated synergies for the acquired businesses.

24 Net Debt / LTM Adjusted EBITDA Note: Net Debt / LTM Adjusted EBITDA as per definition for covenant ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc. 3,0 3,5 4,0 4,5 5,0 5,5 6,0 6,5 7,0 31-Dec-03 31-Mar-04 30-Jun-04 30-Sep-04 31-Dec-04 31-Mar-05 30-Jun-05 30-Sep-05 31-Dec-05 31-Mar-06 30-Jun-06 30-Sep-06 31-Dec-06 31-Mar-07 30-Jun-07 30-Sep-07 31-Dec-07 31-Mar-08 30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09

25 Free Cash Flow ($M) First Quarter 2009 Adjusted EBITDA $109.2 WC Change (a) (3.1) Cash Taxes (b) (5.8) Cash Interest (c) (37.3) Cash From Operating Activities (d) $63.0 CAPEX (e) (44.1) Free Cash Flow $18.9 (a) (b) Equals tax provision minus deferred income tax. (c) Interest expense, net minus deferred financing costs and MTM of Swaps. (d) Excludes $13.2mm of non-recurring and other, net (primarily restructuring) (e) CAPEX net of proceeds on sale of property, plant and equipment. Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income tax payable and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures.

26 Appendices

27 Reconciliation of Net Income to Adjusted EBITDA ($M) 2009 2008 Net (loss) income attributable to Rockwood Holdings, Inc. (1.5) 27.7 Net (loss) income attributable to noncontrolling interest (3.0) 0.6 Net (loss) income (4.5) 28.3 Income tax (benefit) provision (16.7) 19.7 (Income) loss from discontinued operations, net of tax (2.3) 1.0 (Loss) income from continuing operations before taxes (23.5) 49.0 Interest expense 49.7 73.7 Interest income (0.4) (2.2) Depreciation and amortization 68.1 61.5 Restructuring and other severance costs 7.8 0.8 Systems/organization establishment expenses 2.1 1.2 Inventory write-up charges - 0.4 Gain on early extinguishment of debt (2.2) - Loss on sale of assets and other 0.1 0.1 Foreign exchange loss (gain), net 5.6 (15.1) Other 1.9 (0.2) Adjusted EBITDA from continuing operations $109.2 $169.2 Discontinued Operations - Pool & Spa Chemicals - (0.8) Total Adjusted EBITDA $109.2 $168.4 First Quarter

Reconciliation of Pre-Tax Income to Adjusted EBITDA - First Quarter

($M) First Quarter 2009	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**13.2**	**(5.4)**	**(7.4)**	**(6.8)**	**2.8**	**(19.9)**	**(23.5)**
Interest expense	15.0	7.1	10.0	8.0	2.3	7.3	49.7
Interest income	(0.2)	0.1	(0.2)	-	-	(0.1)	(0.4)
Depreciation and amortization	18.8	15.1	17.9	11.9	2.7	1.7	68.1
Restructuring and other severance costs	1.6	2.9	0.1	3.1	-	0.1	7.8
Systems/organization establishment expenses	0.3	0.5	1.1	0.1	-	0.1	2.1
Loss (gain) on early extinguishment of debt	0.4	-	-	0.3	-	(2.9)	(2.2)
Loss on sale of assets and other	0.1	-	-	-	-	-	0.1
Foreign exchange loss, net	0.7	-	-	1.2	-	3.7	5.6
Other	0.4	0.3	-	-	-	1.2	1.9
Adjusted EBITDA	**$50.3**	**$20.6**	**$21.5**	**$17.8**	**$7.8**	**$(8.8)**	**$109.2**

First Quarter 2008	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**52.7**	**8.0**	**1.0**	**18.1**	**3.6**	**(34.4)**	**49.0**
Interest expense	12.8	7.4	9.0	8.7	2.3	33.5	73.7
Interest income	(0.7)	-	-	(0.1)	(0.2)	(1.2)	(2.2)
Depreciation and amortization	16.1	16.9	12.2	11.9	2.9	1.5	61.5
Restructuring and other severance costs	-	0.6	-	0.2	-	-	0.8
Systems/organization establishment expenses	0.3	0.7	-	0.1	0.1	-	1.2
Inventory write-up charges	0.4	-	-	-	-	-	0.4
Loss on sale of assets and other	-	-	-	0.1	-	-	0.1
Foreign exchange gain, net	(0.6)	-	-	(0.5)	-	(14.0)	(15.1)
Other	(0.5)	0.1	-	-	-	0.2	(0.2)
Adjusted EBITDA	**$80.5**	**$33.7**	**$22.2**	**$38.5**	**$8.7**	**$(14.4)**	**$169.2**
Disc. Operations - Pool & Spa Chemicals	-	(0.8)	-	-	-	-	(0.8)
Total Adjusted EBITDA	**$80.5**	**$32.9**	**$22.2**	**$38.5**	**$8.7**	**$(14.4)**	**$168.4**

04/29/2009

ROCKWOOD HOLDINGS, INC. 28

29 Constant Currency Effect on Results – First Quarter Constant Currency basis ($M) Total Change in $ Total Change in % Constant Currency Effect in $ Net Change in $ Net Change in % Specialty Chemicals (86.4) (27.7) (28.1) (58.3) (18.7) Performance Additives (56.0) (26.5) (14.9) (41.1) (19.5) Titanium Dioxide Pigments 23.1 19.9 (10.9) 34.0 29.3 Advanced Ceramics (45.3) (34.0) (11.3) (34.0) (25.5) Specialty Compounds (17.9) (25.9) (6.3) (11.6) (16.8) Corporate and Other (1.3) (48.1) (0.2) (1.1) (40.7) Net Sales $(183.8) (21.8) % $(71.7) $(112.1) (13.3) % Disc. Ops. - Pool & Spa Chemicals (10.2) (100.0) - (10.2) (100.0) Total Net Sales $(194.0) (22.7) % $(71.7) $(122.3) (14.3) % Specialty Chemicals (30.2) (37.5) (3.9) (26.3) (32.7) Performance Additives (13.1) (38.9) (1.7) (11.4) (33.8) Titanium Dioxide Pigments (0.7) (3.2) (2.3) 1.6 7.2 Advanced Ceramics (20.7) (53.8) (2.6) (18.1) (47.0) Specialty Compounds (0.9) (10.3) (0.7) (0.2) (2.3) Corporate and Other 5.6 38.9 0.4 5.2 36.1 Adjusted EBITDA $(60.0) (35.5) % $(10.8) $(49.2) (29.1) % Disc. Ops. - Pool & Spa Chemicals 0.8 (100.0) - 0.8 (100.0) Total Adjusted EBITDA $(59.2) (35.2) % $(10.8) $(48.4) (28.7) % Change: First Quarter 2009 versus 2008

Tax Provision Reconciliation 2008 ($M) Income from cont. ops. before taxes and noncontrolling interest Income tax provision (-) Net income attributable to noncontrolling interest (+) Income from continuing operations As reported $49.0 $19.7 $(0.6) $28.7 Mark-to-market swap loss 1 30.8 (0.9) 31.7 FX gains on financing activities 2 (15.1) 1.9 (17.0) Restructuring and other severance costs 0.8 0.1 0.7 Systems organization/establishment expenses 1.2 0.2 1.0 Inventory write-up reversal 0.4 0.1 0.3 Loss on asset sales 0.1 0.0 0.1 Other (0.2) (0.1) (0.1) As adjusted $67.0 $21.0 $(0.6) $45.4 Tax Rate % 31.3% 1 MTM gain / loss in the US is not tax effected because of valuation allowances. 2 Tax provision on FX gains / losses is impacted by a permanent difference in a UK subsidiary. First Quarter 2008

Reconciliation of Net Income/EPS - First Quarter Net Income ($M) Diluted EPS Net Income ($M) Diluted EPS As reported $(3.8) $(0.05) $28.7 $0.37 Adjustments to expenses from continuing operations: Mark-to-market swap loss 7.5 0.10 31.7 0.41 Restructuring and other severance costs 6.1 0.08 0.7 0.01 Systems/organization establishment expenses 1.4 0.02 1.0 0.01 Inventory write-up charges - - 0.3 0.01 Other 1.5 0.02 - - Subtotal 16.5 0.22 33.7 0.44 Adjustments to income from continuing operations: Tax allocation from other comprehensive income (8.2) (0.11) - - Foreign exchange gains on financing activities (3.8) (0.05) (17.0) (0.22) Gain on early extinguishment of debt (2.5) (0.03) - - Subtotal (14.5) (0.19) (17.0) (0.22) Total adjustments 2.0 0.03 16.7 0.22 As adjusted $(1.8) $(0.02) $45.4 $0.59 Weighted average number of diluted shares outstanding 74,064 76,609 First Quarter 2009 First Quarter 2008

32 Reconciliation of Net Cash to Adjusted EBITDA First Quarter ($M) 2009 Net cash provided by operating activities $49.8 Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions 4.4 Current portion of income tax provision 5.8 Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives 37.3 Restructuring and other severance costs 7.8 Systems/organization establishment expenses 2.1 Loss on sale of assets and other 0.1 Other 1.9 Adjusted EBITDA - continuing operations $109.2